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                                                                  EXHIBIT 10(hh)










                  STOCKHOLDERS AGREEMENT dated as of September 30, 1997 (this "Agreement") among Novametrix Medical Systems Inc., a Delaware corporation (the "Corporation"), and the stockholders of the Corporation signing this Agreement (the "Stockholders").


                              W I T N E S S E T H:


                  WHEREAS, each of the Stockholders is the beneficial owner of the number of shares of common stock, $.01 par value ("Common Stock"), of the Corporation, Class A Warrants to purchase the number of shares of Common Stock ("A Warrants") and Class B Warrants to purchase the number of shares of Common Stock ("B Warrants") set forth opposite such Stockholder's name on the signature page hereto and is a member of a group (the "13D Group") which has filed a statement in respect of their holdings of the Corporation's securities on
Schedule 13D under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  NOW, THEREFORE, in consideration of the mutual benefits to be derived and the conditions and promises herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. Voting Agreement. The Corporation agrees that the 1997 annual meeting (the "1997 Meeting") of the Corporation's stockholders will be held not later than October 14, 1997. Provided that none of the executive officers of the Corporation has actual knowledge of any Solicitation (as hereinafter defined) relating to the Corporation on the date hereof which Solicitation is not publicly supported by a resolution of a majority of the current members of the Board of Directors of the Corporation (a "Dissident Solicitation"), each of the Stockholders, for the benefit of the Corporation and as an inducement to the Corporation to enter into this Agreement, agrees to vote or cause to be voted at the 1997 Meeting all of the shares of Common Stock which he or she has the right to vote and of which he or she has the right to direct the vote in favor of persons (the "Continuing Director Nominees") who shall be nominated as directors by a majority of the current directors of the Corporation. Immediately upon any of the executive officers of the Corporation obtaining actual knowledge of any Dissident Solicitation, the Corporation shall inform the Stockholder Representative of such Dissident Solicitation. The terms "Solicitation" and "Solicit" shall mean (i) any solicitation (within the



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                                                                               2




meaning of the Exchange Act) of a proxy (as defined in the Exchange Act), (ii) any request for a proxy, whether or not accompanied, preceded or followed by a proxy or included in a form of proxy, (iii) any request or recommendation to execute or not to execute, or to revoke or not to revoke, a proxy, (iv) the furnishing of a form of proxy or other communication to security holders under circumstances reasonably calculated to result in the procurement, withholding or revocation of a proxy or (v) any public statement, favorable or unfavorable, regarding any proposal, nominee or other matter in any proxy.

                  2. The 13D Director. (a) Provided that (i) none of the Stockholders shall have breached any of their agreements hereunder and (ii) there shall not have been a Dissident Solicitation, then the Corporation shall use its best efforts to cause the Board of Directors of the Corporation (x) to increase by one the number of Class C directors of the Corporation and to elect John P. Mahoney, M.D. (the "13D Director") as a Class C director of the Corporation at a meeting of the Board of Directors to be held within 24 hours of the adjournment of the 1997 Meeting and (y) to nominate the 13D Director for reelection as a Class C director at the 1998 annual meeting of the Corporation's stockholders. Attached hereto as Annex A is a form of the agreement of the current directors of the Corporation concerning this Section 2; such form of agreement, executed by a majority of the current directors of the Corporation, is being delivered to the Stockholders contemporaneously herewith.

                  (b) Notwithstanding the foregoing, if the Stockholders shall at any time beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) in the aggregate less than five percent (5%) of the shares of Common Stock outstanding or 460,270 shares of Common Stock, whichever is less, then the Stockholders shall have no further rights under this Section 2 and the 13D Director shall promptly resign as a director of the Corporation. The 13D Director has executed a contingent resignation in the form of Annex B hereto.

                  3. By-law Amendment. The amendment to the By-laws of the Corporation set forth on Annex C hereto will be proposed for adoption at the next meeting of the Board of Directors of the Corporation. Each of the Stockholders agrees that such amendment is appropriate and agrees not to oppose or challenge its adoption.


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                                                                               3





                  4.       Appointment of Stockholder Representative.

                  (a) Each Stockholder hereby makes, constitutes and appoints John P. Mahoney, M.D. to be such Stockholder's true and lawful attorney in fact and agent (the "Stockholder Representative"), for such Stockholder and in such Stockholder's name, as effectively as such Stockholder could act for himself or herself, with full power of substitution in the premises, to take all actions which under this Agreement are to be or may be taken by such Stockholder, including, without limitation, to give and receive all consents, waivers, amendments, notices and other communications to be given or which may be given or to be received or which may be received under this Agreement. The incapacity of any Stockholder shall not terminate the agency and power of attorney granted hereby to the Stockholder Representative. Upon the death of any Stockholder, such Stockholder's executors, administrators, legal representatives and heirs may only exercise rights under this Agreement through the Stockholder Representative as their sole and exclusive agent. Such agency and power of attorney is irrevocable and coupled with an interest, and the provisions of this
Section 4 are independent and severable and shall be enforceable notwithstanding any rights or remedies that any Stockholder may have in connection with, or in any way arising out of, the transactions contemplated by this Agreement. The obligations hereunder of Dr. Mahoney, as representative, shall not be terminated by operation of law, whether by his death or incapacity or by the occurrence of any other event. In the event Dr. Mahoney should die or become incapacitated, or for any other reason become unable to perform his responsibilities hereunder, or resign such position, the Stockholders holding a majority of the shares of Common Stock held by all Stockholders shall select another representative by written notice executed by such Stockholders and delivered to the Corporation to fill such vacancy and such substituted representative shall be deemed the Stockholder Representative for all purposes of this Agreement.

                  (b) The Corporation shall be entitled to rely conclusively on the actions, communications, instructions, decisions and agreements of the Stockholder Representative as being the actions, communications, instructions, decisions and agreements of each of the Stockholders (without the need to communicate or otherwise confirm such with any Stockholder), and no Stockholder shall have any claim or cause of action against the Corporation for any action taken or not taken by the Corporation in reliance


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                                                                               4




upon the actions, communications, instructions, decisions or agreements of the Stockholder Representative.

                  (c) All actions, communications, instructions, decisions and agreements of the Stockholder Representative shall be conclusive and binding upon all of the Stockholders and no Stockholder shall have any claim or cause of action against the Stockholder Representative for any action taken or not taken by the Stockholder Representative in his role as such, except for any action or omission taken or made fraudulently or in bad faith with respect to such Stockholder.

                  5.       No Solicitation.

                  (a) From the date hereof through the date of the 1997 Meeting, none of the Stockholders and none of their respective affiliates or associates shall become, provide information to or assist a Participant (as hereinafter defined) in any Dissident Solicitation. The term "Participant" shall mean (i) any committee or group which Solicits proxies, any member of such committee or group, and any person whether or not named as a member who, acting alone or with one or more other persons, directly or indirectly takes the initiative, or engages, in organizing, directing or arranging for the financing of any such committee or group; (ii) any person who finances or joins with another to finance the Solicitation of proxies; (iii) any person who lends money or furnishes credit or enters into any other arrangements, pursuant to any contract or understanding with a Participant, for the purpose of financing or otherwise inducing the purchase, sale, holding or voting of securities of the Corporation by any Participant or other persons, in support of or in opposition to a Participant; and (iv) any person who Solicits proxies. The terms "affiliate" and "associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act, as in effect on the date hereof.

                  (b) This Section 5 shall not be deemed to amend or modify in any way that certain Rights Agreement dated as of March 14, 1989, as amended, between the Corporation and the rights agent thereunder.

                  6. Public Announcements. Subject to Section 5(a), each of the Stockholders will consult with the Corporation before issuing any press release or making any public statement with respect to this Agreement or any of the transactions contemplated hereby.


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                                                                               5




                  7. Reorganization, Etc. The provisions of this Agreement shall apply mutatis mutandi to any shares of capital stock resulting from any stock split or reverse split, stock dividend, reclassification of the capital stock of the Corporation, consolidation, merger or reorganization of the Corporation.

                  8. Notices. Any notice or other communication under this Agreement shall be in writing and sufficient if delivered personally, by telecopy or sent by registered or certified mail, postage prepaid, addressed as follows:

                  If to the Corporation:

                           5 Technology Drive
                           Wallingford, Connecticut  06492
                           Telephone: (203) 265-7701
                           Telecopy:  (203) 269-0189
                           Attention: President

                  with a copy to:

                           Haythe & Curley
                           237 Park Avenue
                           New York, New York  10017
                           Telephone:  (212) 880-6000
                           Telecopy:   (212) 682-0200
                           Attention:  John J. Butler, Esq.

                  If to any Stockholder:

                           To the address as set forth opposite such Stockholder's name on Annex D hereto.

                  with a copy to:

                           Cobb, Cole & Bell, PA
                           150 Magnolia Avenue
                           P.O. Box 2491
                           Daytona Beach, Florida  32115
                           Telephone:  (904) 255-8171
                           Telecopy:   (904) 258-5068
                           Attention:  John P. Ferguson, Esq.

                  If to the Stockholder Representative:

                           806 Ivanhoe Road
                           Tallahassee, Florida  32308



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                                                                               6




                  with a copy to:

                           Cobb, Cole & Bell, PA
                           150 Magnolia Avenue
                           P.O. Box 2491
                           Daytona Beach, Florida  32115
                           Telephone:  (904) 255-8171
                           Telecopy:   (904) 258-5068
                           Attention:  John P. Ferguson, Esq.

All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered, upon confirmation of receipt, if sent by telecopy, or five (5) business days after being deposited in the mail, if sent by registered or certified mail. Any party may, upon written notice to the other parties hereto, change the address to which notices or other communications to such party are to be delivered or mailed.

                  9. Expenses. Provided that none of the Stockholders shall have breached any of their agreements hereunder, within 10 days after the 1997 Meeting, the Corporation shall pay directly or reimburse the Stockholders for the reasonable out-of-pocket expenses of the Stockholders not to exceed $10,000 in the aggregate incurred in connection with this Agreement and any statements they shall have filed on Schedule 13D under the Exchange Act with respect to their holdings of the Corporation's securities. Except as set forth in the preceding sentence, the Corporation, on the one hand, and the Stockholders, on the other hand, shall bear their respective expenses in connection with this Agreement.

                  10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  11. Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof. All of the parties hereto agree that this Agreement may be amended or modified or any provision hereof may be waived by a written agreement between the Stockholder Representative and the Corporation. This Agreement supersedes all prior understandings, negotiations and agreements relating to the subject matter hereof.

                  12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be


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performed entirely within such State, without regard to any conflict of laws principles of such State which would apply the laws of any other jurisdiction.

                  13. Jurisdiction; Waiver of Trial by Jury. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY CONNECTICUT STATE OR UNITED STATES FEDERAL COURT SITTING IN THE CITY OF NEW HAVEN, CONNECTICUT OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW HAVEN, CONNECTICUT, STATE OR FEDERAL COURT. THE PARTIES AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE PARTIES FURTHER WAIVE TRIAL BY JURY, ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO ANY ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. THE PARTIES FURTHER AGREE THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A CONNECTICUT STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW HAVEN, CONNECTICUT.

                  14. Headings. The headings in this Agreement are solely for convenience of reference and shall not affect the interpretation of any of the provisions hereof.

                  15. Severability. If any provision herein contained shall be held to be illegal or unenforceable, such holding shall not affect the validity or enforceability of the other provisions of this Agreement.

                  16. Binding Effect. Provided that this Agreement shall have been duly and validly executed by the Corporation and Stockholders beneficially owning an aggregate of at least 90% of the shares of Common Stock beneficially owned by all of the members of the 13D Group, this Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and permitted assigns and the Stockholders who have signed this Agreement and their respective executors, administrators, legal representatives and heirs, as applicable.

                  17. Specific Enforcement. Each of the parties hereto hereby consents and agrees that, in the event of a breach or threatened breach by any party of any provision this Agreement, the Corporation, in the case of a breach by any Stockholder, or the Stockholder Representative, in the case of a breach by the Corporation, shall be entitled to an injunction or similar equitable relief restraining the party


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breaching or threatening a breach from committing or continuing any such breach or threatened breach or granting specific performance of any act required to be performed under this Agreement by the party breaching or threatening a breach, without the necessity of showing any actual damage or that money damages would not afford an adequate remedy and without the necessity of posting any bond or other security.

                  18. Construction. The parties hereto agree that this Agreement is the product of negotiations among sophisticated parties, each of whom were represented by counsel, and each of whom had an opportunity to participate in, and did participate in, the drafting of each provision hereof.

                                      * * *


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                  IN WITNESS WHEREOF, each of the parties hereto has executed this Stockholders Agreement on the date first above written.


                                        NOVAMETRIX MEDICAL SYSTEMS
                                        INC.


                                        By:
                                           ----------------------------
                                           Name:
                                           Title:


  6,470                      730       /s/ Charles F. Manning, Jr., M.D.
  ------   ----------    ----------    --------------------------------
  Shares   A Warrants    B Warrants        Charles F. Manning, Jr., M.D.


 58,8601                               /s/ Meredith S. Manning
 -------   ----------    ----------    -----------------------
  Shares   A Warrants    B Warrants        Meredith S. Manning


  4,470                                 /s/ John P. Mahoney, M.D.
 -------   ----------    ----------     ------------------------
  Shares   A Warrants    B Warrants        John P. Mahoney, M.D.


 1,2642                                /s/ Barbara P. Mahoney
 -------   ----------    ----------    ----------------------
  Shares   A Warrants    B Warrants        Barbara P. Mahoney


88,0003                                /s/ Todd A. Patterson, M.D.
--------   ----------    ----------    --------------------------
  Shares   A Warrants    B Warrants        Todd A. Patterson, M.D.


88,0003                                /s/ Rose M. Patterson
--------   ----------    ----------    ---------------------
  Shares   A Warrants    B Warrants        Rose M. Patterson


10,0004                                /s/ Gary W. Cater, M.D.
--------   ----------    ----------    ----------------------
  Shares   A Warrants    B Warrants        Gary W. Cater, M.D.

--------
1        Owned jointly with Charles F. Manning, Jr., M.D.

2 An additional 173,741 Shares and 10,400 B Warrants are owned jointly with John P. Mahoney, M.D.

3        Owned jointly by Todd A. Patterson, M.D. and Rose M. Patterson.

4        Owned jointly by Gary W. Cater, M.D. and Teresa C. Cater.

                                                                              10
10,0004                               /s/ Teresa C. Cater
--------   ----------   ----------    -------------------
  Shares   A Warrants   B Warrants        Teresa C. Cater


 5,5005                               /s/ David T. Stewart, M.D.
 ------    ----------   ----------    -------------------------
  Shares   A Warrants   B Warrants        David T. Stewart, M.D.


                                      /s/ Gillian L. Stewart
  ------   ----------   ----------    ----------------------
  Shares   A Warrants   B Warrants        Gillian L. Stewart


   400        1,000                   /s/ Arthur R. Carlson
  ------   ----------   ----------    ---------------------
  Shares   A Warrants   B Warrants        Arthur R. Carlson


   200                                /s/ Virginia Lynn Carlson
  ------   ----------   ----------    -------------------------
  Shares   A Warrants   B Warrants        Virginia Lynn Carlson


32,145                  20,430        /s/ Sandra Schwemmer, M.D.
--------   ----------  -----------   ---------------------------
  Shares   A Warrants   B Warrants        Sandra Schwemmer, M.D.


81,020                   2,090        /s/ Mike Stary, M.D.
--------   ----------   ----------    -------------------
  Shares   A Warrants   B Warrants        Mike Stary, M.D.


32,4406                  2,946        /s/ Henry J. Yee
--------   ----------   ----------   -----------------
  Shares   A Warrants   B Warrants        Henry J. Yee

                         2,908       /s/ Angela S. Yee
  ------   ----------   ----------   -----------------
  Shares   A Warrants   B Warrants       Angela S. Yee

--------

(4)      Owned jointly by Gary W. Cater, M.D. and Teresa C. Cater.

(5)      Owned jointly by David T. Stewart, M.D. and Gillian L. Stewart.

(6)      Owned jointly by Henry J. Yee and Angela S. Yee.

                                               Annex A to Stockholders Agreement

                              DIRECTORS' AGREEMENT


                  Reference is hereby made to that certain Stockholders Agreement dated as of September 30, 1997 (the "Stockholders Agreement") among Novametrix Medical Systems Inc., a Delaware corporation (the "Corporation"), and the stockholders of the Corporation who are a party thereto (the "Stockholders"). All capitalized terms used herein and not otherwise defined herein shall have the same respective meanings as in the Stockholders Agreement. Provided that none of the Stockholders shall have breached any of their agreements under the Stockholders Agreement and there shall not have been a Solicitation relating to the Corporation on or after the date thereof which Solicitation is not publicly supported by a resolution of a majority of the current members of the Board of Directors of the Corporation, then each of the undersigned hereby agrees, in his capacity as a director of the Corporation, to
(x) to increase by one the number of Class C directors of the Corporation and to elect John P. Mahoney, M.D. (the "13D Director") as a Class C director of the Corporation at a meeting of the Board of Directors to be held within 24 hours of the adjournment of the 1997 Meeting and (y) to nominate the 13D Director for reelection as a Class C director at the 1998 annual meeting of the Corporation's stockholders.




________________________________             ___________________________
           Paul A. Cote                          Vartan Ghugasian



________________________________             ___________________________
         Thomas M. Haythe                       William J. Lacourciere



________________________________             ___________________________
      Phortios T. Paulson                         Steven J. Shulman

                                               Annex B to Stockholders Agreement


                             CONTINGENT RESIGNATION

                         Novametrix Medical Systems Inc.


                  If (i) I am elected as a director of Novametrix Medical Systems Inc., a Delaware corporation (the "Corporation"), and (ii) the stockholders of the Corporation who are a party to that certain Stockholders Agreement dated as of September --, 1997 with the Corporation beneficially own (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) in the aggregate less than 460,270 shares of common stock, $.01 par value, of the Corporation, then effective upon the occurrence of the circumstance set forth in clause (ii) I hereby resign my position as a director of the Corporation.




                                                 -------------------------------
                                                      John P. Mahoney, M.D.

                                               Annex C to Stockholders Agreement

                            AMENDMENT TO THE BY-LAWS


                  The By-Laws of the Corporation will be amended to provide that the election of directors by the Board of the Directors of the Corporation, a change in the number or classification of directors of the Corporation or the election or removal of officers of the Corporation must be by the affirmative vote of a majority of the full Board of Directors of the Corporation, at a meeting for which notice of the proposed action has been given.

                                               Annex D to Stockholders Agreement


                                  STOCKHOLDERS


Name                                           Address

Charles F. Manning, Jr., M.D.                  1831 Ox Bottom Road
Meredith S. Manning                            Tallahassee, Florida  32312

John P. Mahoney, M.D.                          806 Ivanhoe Road
Barbara P. Mahoney                             Tallahassee, Florida  32308

Todd A. Patterson, M.D.                        2700 Cline Street
Rose M. Patterson                              Tallahassee, Florida  32312

Gary W. Cater, M.D.                            2569 Noble Drive
Teresa C. Canter                               Tallahassee, Florida  32312

David T. Stewart, M.D.                         2528 Noble Drive
Gillian L. Stewart                             Tallahassee, Florida  32312

Arthur R. Carlson                              6329 Coach House Court
Virginia Lynn Carlson                          Tallahassee, Florida  32312

Sandra Schwemmer, M.D.                         160 Key Heights Drive
                                               Miami, Florida  33070-2010

Mike Stary, M.D.                               16780 S.W. 277th Street
                                               Miami, Florida  33031-2722

Henry J. Yee                                   5137 Hampton Lake Drive
Angela S. Yee                                  Marietta, Georgia  30068